Exhibit 10.1

AMENDMENT NO. 1 TO CREDIT AGREEMENT

     AMENDMENT NO. 1 dated as of September 29, 2008 (this “Amendment”), to the Sixth Amended and Restated Credit Agreement, dated as of May 16, 2008 (as heretofore amended, the “Credit Agreement”), among FOOT LOCKER, INC. (the “Company”), the SUBSIDIARIES party thereto, the BANKS party thereto, BANK OF AMERICA, N.A., as Administrative Agent and Swingline Bank (the “Administrative Agent”) and THE BANK OF NEW YORK as LC Agent.

     WHEREAS, the Company has requested the Agent and the Banks to amend the Credit Agreement to permit the 2008 CCS Acquisition (as defined below);

     WHEREAS, the Required Banks are willing to amend the Credit Agreement to permit the 2008 CCS Acquisition on the terms and subject to the conditions set forth below;

     NOW, THEREFORE, the parties hereto agree as follows:

     Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement, and each reference to “thereof”, “thereunder”, “therein” and “thereby” and each other similar reference to the Credit Agreement and each reference to “the Credit Agreement” and each other similar reference to the Credit Agreement in any other Loan Document shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

     Section 2. New Definitions. The following defined term is added in appropriate alphabetical order in Section 1.01 of the Credit Agreement.

“2008 CCS Acquisition” means an acquisition by the Company from SkateDirect LLC (or its parent) of all the assets related to SkateDirect LLC’s business of marketing and selling apparel, footwear, skateboard and snowboard products via catalogs and the internet consummated on or prior to December 31, 2008 for aggregate consideration, subject to customary post closing adjustments relating to inventory, of not greater than $102,000,000

(which will be funded from cash on hand and not from the proceeds of a new incurrence of Debt).

     Section 3. Amendments. (a) Section 5.14 of the Credit Agreement is hereby amended by:

(a) deleting “and” where it appears at the end of Paragraph (d) thereof;

(b) re-lettering Paragraph (e) thereof as Paragraph (f); and

(c) adding the following new Paragraph (e):

(e) the 2008 CCS Acquisition; provided that immediately after giving effect to the 2008 CCS Acquisition, (1) the Company would be in pro forma compliance with the covenants set forth in Section 5.07, 5.08, 5.09, 5.10 and 5.13 (assuming, for the purpose of Section 5.10 and the calculation, if applicable, of Excess Cash Flow for the purpose of Section 5.08, that the 2008 CCS Acquisition was consummated on the first date of the most recent fiscal period with respect to which each such covenant is calculated) and (2) the Company shall have delivered to the Administrative Agent a certificate of a Responsible Officer certifying such pro forma compliance and showing in reasonable detail the calculation thereof.

     Section 4. Representation and Warranties. The Company and each other Obligor represents and warrants that, on and as of the Amendment Effective Date (as defined below) and immediately after giving effect to this Amendment, (a) the representations and warranties of the Obligors contained in the Loan Documents are true and (b) no Default has occurred and is continuing.

     Section 5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     Section 6. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     Section 7. Effectiveness. This Amendment shall become effective as of the date (the “Amendment Effective Date”) of receipt by the Administrative Agent of:

     (a) a counterpart hereof signed by each of the Company, the Subsidiary Borrowers and the Required Banks (or a facsimile or other written confirmation (in form reasonably satisfactory to the Administrative Agent) that each such party has signed a counterpart hereof);

     (b) payment of (i) an amendment fee payable by the Company for the account of each Bank delivering an executed counterpart of this Amendment on or prior to 5.00 P.M. New York City time on Tuesday, August 19, 2008 in an amount equal to 0.025% of such Bank’s Commitment on such date, payable not later than the date on which an acquisition agreement with respect to the 2008 CCS Acquisition is executed and (ii) all accrued costs, fees and expenses (including, without limitation, all fees and expenses payable pursuant to Section 9.03(a)(ii) of the Credit Agreement together with the fees and expenses of special counsel to the Administrative Agent); and

     (c) a certificate from the chief executive officer, chief financial officer or treasurer of the Company certifying as to the matters set forth in Section 4 of this Amendment.

[Signature pages follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

FOOT LOCKER, INC.

By:	/s/ John A. Maurer
Title: Vice President and Treasurer

FOOTLOCKER.COM, INC.

By:	/s/ John A. Maurer
Title: Vice President and Treasurer

FOOT LOCKER RETAIL, INC.

By:	/s/ John A. Maurer
Title: Vice President and Treasurer

TEAM EDITION APPAREL, INC.

By:	/s/ John A. Maurer
Title: Vice President and Treasurer

FOOT LOCKER STORES, INC.

By:	/s/ John A. Maurer
Title: Vice President and Treasurer

FOOT LOCKER SPECIALTY, INC.

By:	/s/ John A. Maurer
Title: Vice President and Treasurer

FOOT LOCKER AUSTRALIA, INC.

By:	/s/ John A. Maurer
Title: Vice President and Treasurer

FOOT LOCKER EUROPE B.V.

By:	/s/ John A. Maurer
Title: Attorney-in-Fact

BANK OF AMERICA, N.A., as
Administrative Agent and Bank

By:	/s/ Thomas J. Kane
Title: SVP

JPMORGAN CHASE BANK, N.A., as
Bank

By:	/s/ Jules Panno
Title: Vice President

THE BANK OF NEW YORK MELLON,
as Bank

By:	/s/ David B. Wirl
Title: Vice President

WELLS FARGO BANK, N.A., as Bank

By:	/s/ Eric Frandson
Title: Vice President

US BANK, NATIONAL
ASSOCIATION, as Bank

By:	/s/ Kenneth R. Fieler
Title: Assistant Vice President

THE BANK OF NOVA SCOTIA NEW
YORK AGENCY, as Bank

By:	/s/ Todd Meller
Title: Managing Director

HSBC BANK USA, N.A., as Bank

By:	/s/ Richard van der Meer
Title: Vice President

ING BANK, N.V., Amsterdam, as Bank

By:	/s/ Marianne Elfrink-Rijntjes
Title: Vice President

By:	/s/ Marcel Peijs
Title: Director

Subsidiary Guarantors

Acknowledged and consented to by:

EASTBAY, INC.
FOOT LOCKER.COM, INC.
FOOT LOCKER AUSTRALIA, INC.
FOOT LOCKER STORES, INC.
ROBBY’S SPORTING GOODS, INC.
TEAM EDITION APPAREL, INC.
FOOT LOCKER CORPORATE
SERVICES, INC.
FOOT LOCKER HOLDINGS, INC.
FOOT LOCKER RETAIL, INC.
FOOT LOCKER SOURCING, INC.
FOOT LOCKER SPECIALTY, INC.
FOOT LOCKER OPERATIONS, LLC
FOOT LOCKER NEW ZEALAND, INC.
FL EUROPE HOLDINGS, INC.
FL SPECIALTY OPERATIONS LLC
FL RETAIL OPERATIONS LLC
FL CANADA HOLDINGS, INC.
FOOT LOCKER ASIA, INC.
FL CORPORATE NY, LLC
FL RETAIL NY, LLC
FL SPECIALTY NY, LLC

By:	/s/ John A. Maurer
Name: John A. Maurer
Title: Vice President and Treasurer